VAN KAMPEN FOCUS PORTFOLIOS, SERIES 193
                   ECONOMIC OUTLOOK TRUST, JANUARY 2000 SERIES
                          SUPPLEMENT TO THE PROSPECTUS

         Notwithstanding anything to the contrary in the prospectus, the Mandatory Termination Date of the Trust is January 7, 2002.

Dated:  January 12, 2000